Common Shares:	12 Months Ended
Dec. 31, 2016
Common Shares: [Abstract]
Common Shares:

Note 12.    Common Shares:

On May 17, 2016, we closed a non-brokered private placement with certain arm's length investors for gross proceeds of $34.3 million (the "Private Placement"). Pursuant to the Private Placement, we issued 8,562,500 Class A common shares at a price of $4.00 per share. No commission or finder's fee was paid in connection with the Private Placement. The shares were offered pursuant to exemptions from the prospectus requirements of applicable securities legislation and are subject to a hold period in Canada of four months and a day from their date of issuance.

During 2016 and 2015, certain directors, officers, employees and consultants exercised approximately 2.3 million and 0.4 million outstanding options, respectively for net proceeds to the Company of approximately $4.2 million and $0.7 million, respectively.